UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 5, 2011

SONORA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Nevada	0-54268	27-1269503
(State or Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Cerro del Padre # 11

Rinconada de los Pirules,

Guadalupe, Zacatecas

          Mexico, 98619

(Address of principal executive office)

702.509.5049

(Registrant’s telephone number, including area code

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K dated September 5, 2011 is filed to correct typographical errors that appeared in the original Form 8-K dated September 5, 2011 as filed with the Securities and Exchange Commission on September 8, 2011.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

Sonora Resources Corporation or the (“Company”), a mineral exploration and development company focused on the acquisition of international silver and gold mining properties, closed Mining Option Agreements (“Corazon Agreements”) with eight Mexican citizens on September 5, 2011. Under the terms of the Corazon Agreements, the Company was granted an option to acquire a 100% interest in certain mining properties of the Corazon group of claims located in the municipality of Etzatlan, Jalisco State, Mexico.

Under the terms of the agreement between Sonora's wholly owned Mexican subsidiary Finder Plata S.A. de C.V. (“Finder Plata”) and the eight Mexican Citizen owner’s (“Corazon Owner’s”), Finder Plata has the right to purchase 96.7% now and the remaining 3.3 % upon the receipt of a court order for five mining concessions on 721 hectares surrounding the old La Mazata Mine and Ayones claims and prospect recently acquired by Finder Plata in the Mexican state of Jalisco on August 10, 2011.

Under the terms of the option agreement, to exercise the option, the Company required to pay several cash installments totaling $800,000 as detailed below:

(a)	A payment of $96,700 with the execution of the Corazon Agreements (paid) and an additional $ 3,300 within six months of execution of the Corazon Agreements for the remaining 3.3%;

(b)	A payment of an additional $55,000 within twelve months of execution of the Corazon Agreements;

(c)	A payment of an additional $55,000 within twenty four months of execution of the Corazon Agreements;

(d)	A payment of an additional $55,000 within thirty six months of execution of the Corazon Agreements; and,

(e)	A payment of an additional $535,000 within forty two months of execution of the Corazon Agreements.

Closing of the transactions contemplated in the Corazon Agreements on or before the forty second month anniversary of execution of the Corazon Agreements requires the parties to enter into a Definitive Agreement.

The Mining Option Agreements will be attached as an exhibit to Form 10-K for the year ended November 30, 2011.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

99.1*	Press release dated September 7, 2011 concerning the acquisition of the Corazon claims.

* Previously filed with original Form 8-K and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonora Resources Corp.

Dated: September 8, 2011	By:	/s/ Juan Miguel Ríos Gutiérrez
Juan Miguel Ríos Gutiérrez President, Chief Executive Officer and Director